UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2026 (April 22, 2026)

Everforth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35636	95-4023433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Cox Road, Suite 110, Glen Allen, Virginia	23060
(Address of Principal Executive Offices)	(Zip Code)
(888) 482-8068
Registrant’s telephone number, including area code

ASGN Incorporated
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock	EFOR	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 24, 2026, ASGN Incorporated (the “Company”) changed its corporate name to Everforth, Inc. pursuant to a certificate of amendment to the Company’s amended and restated certificate of incorporation (the “Charter Amendment”) filed with the Delaware Secretary of State on April 22, 2026 (the “Name Change”). The Board of Directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware (“DGCL”). Pursuant to the DGCL, a stockholder vote was not necessary to effectuate the Name Change, and the Name Change does not affect the rights of the Company’s stockholders.

The Board also adopted an amendment to the Company’s bylaws (the “Bylaws Amendment”) effective April 24, 2026 to reflect the Name Change. The only change to the Company’s Restated Charter and Sixth Amended and Restated Bylaws is the change of the Company’s corporate name from ASGN Incorporated to Everforth, Inc.

In connection with the Name Change, the Company also announced that it intends for its shares of common stock to cease trading under the ticker symbol “ASGN” and begin trading under its new ticker symbol, “EFOR”, on the New York Stock Exchange, which is effective today.

The foregoing description of the Charter Amendment and the Bylaws Amendment does not purport to be complete and is qualified in its entirety by reference to the Charter Amendment and the Bylaws Amendment, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of ASGN Incorporated
3.2	Amendment to Sixth Amended and Restated Bylaws of Everforth, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everforth, Inc.

Date: April 24, 2026	/s/ Jennifer Hankes Painter
Jennifer Hankes Painter
Senior Vice President, Chief Legal Officer and Secretary